Exhibit 99.23

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  August, 1998
           Series 1998-09, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         593,158.26
                                                              ------------------
        (b)    Interest                                    $       4,528,159.75
                                                              ------------------
        (c)    Total                                       $       5,121,318.01
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         564,276.32
                                                              ------------------
        (b)    Interest                                    $       4,306,819.39
                                                              ------------------
        (c)    Total                                       $       4,871,095.71
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          28,881.94
                                                              ------------------
        (b)    Interest                                    $         221,340.36
                                                              ------------------
        (c)    Total                                       $         250,222.30
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $         370,910.15
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       5,364,002.15
                                                              ------------------
        (b)    Interest                                    $          32,983.94
                                                              ------------------
        (c)    Total                                       $       5,396,986.09
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     734,562,673.95
                                                               -----------------

13.     Available Funds:                                   $      10,490,997.35
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                $               0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $           8,129.97
                                                              ------------------

18.      Total interest payments:                          $       4,162,926.80
                                                              ------------------

19. Interest
          Accrued         Unpaid Class
        Certificate         Interest       Interest
Class     Interest         Shortfalls       Payable             Pay-out Rate
-----     --------         ----------       -------             ------------
R      $          0.00   $        0.00   $          0.00       % 0.000000000
PO     $          0.00   $        0.00   $          0.00       % 0.000000000
A1     $    264,722.72   $        0.00   $    264,722.72       % 6.500000102
A2     $    295,959.73   $        0.00   $    295,959.73       % 6.499999927
A3     $  1,173,865.34   $        0.00   $  1,173,865.34       % 6.999999980
A4     $          0.00   $        0.00   $          0.00       % 0.000000000
A5     $     76,539.86   $        0.00   $          0.00       % 6.750000269
A6     $     78,654.04   $        0.00   $     78,654.04       % 6.699999879
A7     $     29,085.00   $        0.00   $     29,085.00       % 7.000000000
A8     $    287,859.38   $        0.00   $    287,859.38       % 6.750000117
A10    $    902,861.07   $        0.00   $    902,861.07       % 6.750000020
A11    $    113,917.50   $        0.00   $    113,917.50       % 6.750000000
A12    $    128,700.00   $        0.00   $    128,700.00       % 6.750000000
A13    $    130,481.72   $        0.00   $    130,481.72       % 6.750000065
A14    $     29,166.67   $        0.00   $     29,166.67       % 7.000000800
A15    $    178,750.00   $        0.00   $    178,750.00       % 6.500000000
A9     $     28,439.71   $        0.00   $     28,439.71       % 6.750000593
A16    $     21,130.94   $        0.00   $     21,130.94       % 6.942857589
A17    $    125,966.81   $        0.00   $    125,966.81       % 6.749999866
A18    $     55,575.00   $        0.00   $     55,575.00       % 6.750000000
A19    $     72,406.40   $        0.00   $     72,406.40       % 6.750000466
RL     $          0.00   $        0.00   $          0.00       % 0.000000000
M      $     78,090.08   $        0.00   $     78,090.08       % 6.750000009
B1     $     33,768.83   $        0.00   $     33,768.83       % 6.749999006
B2     $     18,993.21   $        0.00   $     18,993.21       % 6.749998334
B3     $     16,887.23   $        0.00   $     16,887.23       % 6.750001826
B4     $      8,440.80   $        0.00   $      8,440.80       % 6.749996206
B5     $     12,664.75   $        0.00   $     12,664.75       % 6.749999913

20.      Principal Distribution Amount:                    $     6,328,070.55
                                                              ----------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class R                  $                0.00       $         0.00
        Class PO                 $              999.57       $         0.00
        Class A1                 $                0.00       $         0.00
        Class A2                 $                0.00       $         0.00
        Class A3                 $        1,176,617.30       $         0.00
        Class A4                 $           43,578.42       $         0.00
        Class A5                 $        3,099,901.60       $    76,539.86
        Class A6                 $                0.00       $         0.00
        Class A7                 $                0.00       $         0.00
        Class A8                 $                0.00       $         0.00
        Class A10                $        2,059,486.54       $         0.00
        Class A11                $                0.00       $         0.00
        Class A12                $                0.00       $         0.00
        Class A13                $                0.00       $         0.00
        Class A14                $                0.00       $         0.00
        Class A15                $                0.00       $         0.00
        Class A9                 $                0.00       $         0.00
        Class A16                $                0.00       $         0.00
        Class A17                $                0.00       $         0.00
        Class A18                $                0.00       $         0.00
        Class A19                $                0.00       $         0.00
        Class SUP                $                0.00       $         0.00
        Class RL                 $                0.00       $         0.00
        Class M                  $           11,112.38       $         0.00
        Class B1                 $            4,805.38       $         0.00
        Class B2                 $            2,702.77       $         0.00
        Class B3                 $            2,403.09       $         0.00
        Class B4                 $            1,201.14       $         0.00
        Class B5                 $            1,802.22       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                           $               0.01
                                                              ------------------

24.     Subordinate Certificate Writedown Amount:          $               0.00
                                                              ------------------

                                                       Accumulative
                Class       Supported Shortfall    Supported Shortfall
                -----       -------------------    -------------------
                  B1        $             0.00     $              0.00
                  B2        $             0.00     $              0.00
                  B3        $             0.00     $              0.00
                  B4        $             0.00     $              0.00
                  B5        $             0.00     $              0.00

25.     Unanticipated Recoveries:                          $               0.00
                                                              ------------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A6                 %              6.69999988
         Class  A16                %              6.94285759

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                         $         163,622.09
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         244,764.28
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.944082    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.055918
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President,
                                                     Investor Operations